Statement of Net Asset Available for Benefit (Statement) - 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Change in Net Asset Available for Benefit [Line Items]
Investments, at fair value	$ 661,940,345	$ 599,821,911
EBP, Employer Contribution, Receivable	375,344	276,319
EBP, Participant Contribution, Receivable	72,145	0
Notes receivable from participants	5,962,191	5,992,026
EBP, Net Asset Available for Benefit, Total	$ 668,350,025	$ 606,090,256